Exhibit 99.1

Annual Meeting June 13, 2023 (TICKER: USLG)

Safe Harbor CONFIDENTIAL 2 This presentation includes "forward - looking statements" which represent the Company's expectations or beliefs concerning future events that involve risks and uncertainties . Certain statements including, but not limited to, reference to distribution, demand, orders, sales goals, design effects, growth of the production and industries, may contain forward - looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3 b - 6 under the Securities Exchange Act of 1934 and are subject to the safe harbor created by those rules . Statements included in this presentation, other than statements of historical fact, are forward - looking statements . Forward - looking statements are typically, but not always, identified by the words : believe, expect, anticipate, intend, estimate, and similar expressions or which by their nature refer to future events . Although the Company believes that the expectations reflected in such forward - looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct . Actual results may differ materially from those indicated by these statements .

• Early stage, fast - growing provider of molded composite products • Strong, multi - billion dollar RV travel trailers, off grid and tiny houses, performance boats market segments • Cortes 17 RV travel trailers in full production, new models Cortes 16 and Cortes 22 to be released soon • Large existing manufacturing capacity • Experienced leadership team • 1Q 2023 include revenue over $1M and positive EPS • On track to be cash flow positive in 2023 CONFIDENTIAL 3 Investment Highlights

Who We Are A track record of innovation deploying advanced technologies A passionate team with creative drive to build top tier products USLG is a publicly traded (OTC:USLG) manufacturer with core competencies in composites products and patented systems Builder of custom designed, molded fiberglass recreational vehicles (RV), high performance powerboats, and off grid and tiny houses housing Cortes Campers Futuro Houses Fusion X Marine CONFIDENTIAL 4

Leadership Team Anthony Corpora, CEO Mr. Corpora has a strong background in leadership and management. He values vision, collaboration, and communication. Mr. Corpora has been CEO of USLG since August 2021, prior to which he was a key part of the R&D team that developed the patents related to Cortes Campers He previously held several senior positions within the Mayfield City School District. Mr. Corpora earned a BS from Kent State University, and a Master’s in Educational Administration from Ursuline College Donald Retreage, CFO Mr . Retreage is a visionary finance executive and trusted advisor to management, leveraging his corporate finance and operations background to drive growth - focused strategies . He has helped grow top firms such as Lightpath Technologies and Seaboard Corporation . He is a partner at Florida CFO Group . Mr. Retreage earned his BS in Business Administration, Accounting & Finance from the University of Louisiana at Lafayette CONFIDENTIAL 5

Cortes Campers • Double hulled, molded fiberglass RV travel trailers • Zero wood absolutely nothing to corrode, rot, mold, smell or deteriorate ! All stainless - steel fasteners! • Retro and modern colors schemes • Fiberglass does not transfer heat or electricity • Marine grade gel coats with UV protection and components withstands harsh weather and sun • High - end components like Furrion appliances, Timbren independent suspension, waterproof boat fittings • Industry leading 7 - year fiberglass warranty • Extensive R&D with new models Cortes 16 & Cortes 22 under development • Full production with backlog of orders from dealers CONFIDENTIAL 6

Cortes Campers Opportunity CONFIDENTIAL • The RV market was valued at $ 44 billion in 2021 and is expected to reach $ 69 Billion by 2028 • The 18 - 35 age group shows the highest interest in RV camping • Towables are the largest segment and show consistent growth RV Industry Association 2022 Brand Essence Research 2021 7 “Amid pandemic - related health concerns...recreational vehicles become a popular option, allowing people to travel safely while controlling the cleanliness of their environment and reducing their contact with others” IBISWorld 2021

Cortes Campers Growth Strategy • Distribution through dealer network • USLG owns land, building, and manufacturing capabilities • Continual optimization of assembly line for Cortes 16 and Cortes 17 travel trailer, including robots and automation • Adding a second shift • Introduction of Cortes 22 travel trailer • Partnerships where it makes product better and production more efficient • Procurement relationships with multiple providers to mitigate supply chain challenges • Hershey RV 2023 Show and Elkhart 2023 Open House Exhibitors CONFIDENTIAL 8

Cortes Campers Reviews DEALER Reviews (YouTube) Alex in South Windsor, CT 68K views Rhett Miller in Baton Rouge, LA 88K views GOOGLE Reviews RV Blogger at 2023 RV Show with Leo’s Vacation Center 94K views PJ Burger in Houston, TX 22K views FACEBOOK Owner’s Group Kim Stillwell started the 1 st Facebook Cortes Campers Owner’s Group on CONFIDENTIAL 9

Cortes Campers Dealerships

USLG
INTELLIGENT DESIGN

100-120 Dealers in the US & Canada

Beartooth Ford	MONTANA
Bluegrass RV	KENTUCKY
Gerzeny's RV World	FLORIDA
Gerzeny's RV World	FLORIDA
Gerzeny's RV World	FLORIDA
Gerzeny's RV World	FLORIDA
Krenek Motors	MICHIGAN
Leo's RV	MARYLAND
Liberty RV	PENNSYLVANIA
Miller's RV	LOUISIANA
Ottawa RV	KANSAS
Outback RV	TEXAS
Parris RV	IDAHO
Parris RV	UTAH
Parris RV	UTAH
Pete's RV	CONNECTICUT
Pete's RV	INDIANA
Pete's RV	MASSACHUSETTS
Pete's RV	SOUTH CAROLINA
Pete's RV	VERMONT
Pete's RV	VIRGINA
Pete's RV	VIRGINA
Princess Craft	TEXAS
Princess Craft	TEXAS
Ron's Toy Shop	NEW HAMPSHIRE
Sicard Holiday Campers	ONTARIO, CANADA
VR Evolution	QUEBEC, CANADA
Woodland Marine	NORTH DAKOTA

CONFIDENTIAL

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Cortes Campers Growing Network CONFIDENTIAL 11

• Molded fiberglass carries same benefits as in campers. The build process is very similar – same components, appliances, and manufacturing capabilities to build a house • The tiny homes market is set to grow by $3.3 billion from 2021 - 2025 • Original UFO style houses from the 1960’s (approximately 60 in existence) fetch $300 per night as Airbnb and are sold out for almost two years -- representing entrepreneurial opportunity • FH200, FH300, FH400, FH600 models are perfect for ADU, on - grid and off - grid living Future Growth: Futuro Houses FH300 FH200 FH400 FH600 CONFIDENTIAL 12

Future Growth: Fusion X Marine • The global small boats market was $25 billion in 2020 • Projected market growth is to $57 billion by 2028 • Consumer are prioritizing experience over ownership • The boat rental business is highly profitable • Our first offering will be a 15’ speedboat • With franchise model, franchisee is a dealer • With rental prices similar to jet skis ($100 per hour, $500 per day), an investment of $10,000 - $15,000 per boat has a fast break - even point CONFIDENTIAL 13 Transportation & Logistics/Small Boat Market 2021

Key Financial Metrics % Gross Margin Percent Targets 2022 2023 2024 2025 2026 CONFIDENTIAL 14

Investment Highlights CONFIDENTIAL 15 • Early stage, fast - growing provider of molded composite products • Strong, multi - billion dollar RV travel trailers, off grid and tiny houses, performance boats market segments • Rapidly ramping up production of travel trailers • Large existing manufacturing capacity • Experienced leadership team • 1Q 2023 include revenue over $1M and positive EPS • On track to be cash flow positive with record revenues in 2023

16 Thank you! Q&A

Appendix 1Q 2023 Financial Statements

Note to the Financial Slides Note to the Financials slides: In the following presentation, the Company may make a number of forward - looking statements that are based on current expectations and involve various risks and uncertainties, including the impact of the COVID - 19 pandemic, that are discussed in its periodic SEC filings. Although the Company believes that the assumptions underlying these statements are reasonable, any of them can prove to be inaccurate and there can be no assurance that the results will be realized. In addition, references may be made to certain Non - Generally Accepted Accounting Principles, or Non - GAAP measures, for which you should refer to the appropriate disclaimers and reconciliations in the Company’s SEC filings and press releases.

19 OTC Markets Financials